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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



June 30, 1999
Date of Report

(Earliest Reported
Event is June 17, 1999)

                           PHP HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission File No. 0-16235


          Delaware                                  54-1023168
(State or other jurisdiction of           (IRS Employer Identification No.)
incorporation or jurisdiction)

1850 Centennial Park Drive
Reston, Virginia                                      20191
(Address of principal                               (Zip Code)
executive offices)


                                 (703) 758-3600
              Registrant's telephone number, including area code:

_________________________________________________________________________
(Former names or former address, if changed since last report)
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Item 5.  Other Events
---------------------

As previously reported by PHP Healthcare Corporation (the "Company" or "PHP"), on November 19, 1998, the Company filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Bankruptcy Case No. 98-2608(JJF), a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. In accordance with its Chapter 11 reporting obligations, the Company filed its monthly operating report for the month ended March 1999 (the "Monthly Report") with the Office of the U.S. Trustee and the Bankruptcy Court on June 17, 1999. The Monthly Report is attached with this Current Report on Form 8-K as Exhibit 99.1 Due to the volume of documents and the expense associated with the electronic filing of the Monthly Report, certain exhibits and attachments to the Monthly Report are not attached as part of Exhibit 99.1, but are available upon request from the Office of the United States Trustee, the Bankruptcy Court or the Company. In addition, the Company agrees that it will furnish a copies of the omitted attachments to the Commission upon its request.
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits.  The following exhibits are furnished as part of this report:

     Exhibit        Description
     -------        -----------

       99.1 Monthly Operating Report of PHP Healthcare Corporation as filed with the Office of the U.S. Trustee and the United States Bankruptcy Court for the District of Delaware on June 17, 1999.



FORWARD LOOKING STATEMENTS

     This Report contains forward-looking statements. The words, "believe", "expect", and "anticipate" and similar expressions identify such forwarding-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business Risk Factors". Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PHP HEALTHCARE CORPORATION


                                By: /s/ Anthony M. Picini
                                    ---------------------------------------
                                    Name:  Anthony M. Picini
                                    Title:    Executive Vice President
Officer

Dated:  June 30, 1999
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                                 EXHIBIT INDEX


     Exhibit        Description
     -------        -----------

     99.1 Monthly Operating Report of PHP Healthcare Corporation as filed with the Office of the U.S. Trustee and the United States Bankruptcy Court for the District of Delaware on June 17, 1999.